EXHIBIT 99.1

April 23, 2012

Dear Shareholders,

The Green Ballast management team has have been working diligently on many important fronts, and I am pleased to take this opportunity to update you on the company’s progress.

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Green Ballast became a public company on December 20, 2011, when the Securities and Exchange Commission declared our S-1 Registration Statement effective.  Just last week we received our trading symbol from the Financial Industry Regulatory Authority, permitting trading of our common stock under the symbol “GBLL”.

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On the sales front, the company has added three additional national sales personnel to our team to help grow our sales channels, each with more than twenty years’ sales experience in the lighting industry.  We believe it is a testament to our business strategy, products and prospects that these lighting veterans left secure positions to join our team.

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We have also expanded our engineering staff to include a Power Supply Design Engineer, a Software Design Engineer, a Circuit Board Design Engineer, a Computer Engineer and a Project Management Engineer.  We have established a testing laboratory in Las Vegas, Nevada, in close proximity to some of our engineers.

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We are scheduled to participate in several key strategic lighting and technology conventions, workshops and speaking engagements this year to continue raising customer awareness of the effectiveness and efficiency of our integrated lighting controls.  These presentations allow us to demonstrate to potential customers, distributors and other industry personnel our products’ simplicity of installation and economically beneficial results.

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We have enhanced our business model to offer our sales channel partners both innovative and return-oriented solutions that increase their value to their customers.  Accordingly, we are watching our potential sales pipeline develop and expect the market will reward us with an exciting 2012.

It is truly an enjoyable and rewarding experience to lead a company that provides an efficient solution to one of today’s most pressing problems - energy conservation.  I personally appreciate your investment, your trust and your confidence in Green Ballast.

With kindest regards,

/s/ J Kevin Adams

J Kevin Adams
Chief Executive Officer

This letter contains ‘‘forward-looking statements’’ within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates,’’ ‘‘projects,’’ ‘‘continue,’’ ‘‘initiative’’ or ‘‘anticipates’’ or similar expressions that concern our prospects, objectives, strategies, plans or intentions. All statements made relating to our operating and growth strategies, product development, energy cost savings, customer relationships, sales strategies and future growth prospects are forward-looking statements.
These forward-looking statements are subject to risks and uncertainties that may change at any time, and, therefore, our actual results may differ materially from those expected. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe our assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect our actual results. These factors include, but are not limited to: our future financial performance, including our revenue, cost of revenue, operating expenses and ability to achieve and maintain profitability; our ability to market, commercialize and achieve market acceptance for our daylight harvesting ballasts, wireless programmable ballasts or any other product candidates or products that we may develop; our ability to innovate and keep pace with changes in technology; the success of our marketing and business development efforts; our ability to maintain, protect and enhance our intellectual property; the effects of increased competition in our market; our ability to effectively manage our growth and successfully enter new markets; and the attraction and retention of qualified employees and key personnel.
All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements.  The forward-looking statements included in this letter are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.